UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2022 (January 10, 2022)

Bright Lights Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39846	85-3038614
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12100 Wilshire Blvd, Suite 1150

Los Angeles, California 90025

(Address of principal executive offices) (Zip Code)

(310) 421-1472

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BLTSU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BLTS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BLTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Business Combination Agreement

As previously announced, on November 22, 2021, Bright Lights Acquisition Corp., a Delaware corporation (“BLTS”), entered into a Business Combination Agreement (the “BCA”), by and among BLTS, Bright Lights Parent Corp., a Delaware corporation and a direct wholly owned subsidiary of BLTS (“ParentCo”), Mower Intermediate Holdings, Inc., a Delaware corporation and a direct wholly owned subsidiary of BLTS (“Intermediate Holdco”), Mower Merger Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of BLTS (“Merger Sub Corp”), Mower Merger Sub 2, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Intermediate Holdco (“Merger Sub LLC”), and Manscaped Holdings, LLC, a Delaware limited liability company (“Manscaped”).

On January 10, 2022, the parties to the BCA entered into the First Amendment to Business Combination Agreement (the “BCA Amendment”). The BCA Amendment provides that each of the outstanding Company LLC Units (as defined in the BCA) and the shares issuable pursuant to the applicable earnout milestone will be treated as converted to ParentCo Class A common stock, as applicable, issued and to be taken into account in calculating the per share price for purposes of determining whether any earnout milestone has been achieved in connection with certain transactions where all or substantially all the holders of outstanding shares of ParentCo Class A common stock have such shares converted, exchanged or otherwise replaced with the right to receive cash, securities or other property. Additionally, pursuant to the BCA Amendment, the definition of “Earnout Consideration” is amended with respect to each holder of ParentCo Class A common stock and each holder of restricted stock units of ParentCo to equal a portion of the available earnout shares or the available earnout restricted stock units, respectively, as determined by the Board of Managers of Manscaped. The BCA Amendment also removes the definition of “Earnout Pro Rata Portion”. The BCA Amendment also revises the figure in Section 2.4(a) of the BCA to read “22,244,958 Company LLC Units” and amends Section 6.3(a) of the BCA such that, if the registration statement filed in connection with the parties’ business combination is not effective by February 15, 2022, Manscaped shall act in good faith to deliver to BLTS its audited financial statements as of and for the years ended December 31, 2021, as soon as reasonably practicable following such date.

The BCA Amendment is filed as Exhibit 2.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the BCA Amendment.

First Amendment to Sponsor Support Agreement

As previously announced, in connection with the execution of the BCA, BLTS, Sponsor, Manscaped and certain individuals set forth on Schedule I thereto entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”).

On January 10, 2022, the parties to the Sponsor Support Agreement entered into the First Amendment to Sponsor Support Agreement (the “SSA Amendment”). Pursuant to the SSA Amendment, the definition of “Earnout Strategic Transaction Price,” which is the price used to determine whether the shares owned by the Sponsor that, as part of the transactions contemplated by the BCA, as amended, are to be subjected to potential forfeiture to ParentCo for no consideration until the occurrence of certain earnout vesting conditions (such shares, the “Sponsor Earnout Shares”), will vest in connection with certain transactions, was amended such that the Sponsor Earnout Shares to be issued are to be taken into account when determining the Earnout Strategic Transaction Price.

The SSA Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the SSA Amendment.

Important Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between BLTS and Manscaped. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, BLTS and ParentCo intend to file relevant materials with the SEC, including a registration statement on Form S-4, which will include BLTS’s proxy statement and ParentCo’s prospectus. The proxy statement/prospectus will be sent to all BLTS stockholders. BLTS also will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of BLTS are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by BLTS through the website maintained by the SEC at www.sec.gov or by directing a request to BLTS to 12100 Wilshire Blvd Suite 1150, Los Angeles, CA 90025, or via email at info@brightlightsacquisition.com or at (310) 421-1472.

Participants in the Solicitation

BLTS and Manscaped and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from BLTS’s stockholders in connection with the proposed transaction. Information about BLTS’s directors and executive officers and their ownership of BLTS’s securities is set forth in BLTS’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ParentCo, BLTS or Manscaped, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of ParentCo, BLTS and Manscaped. Many factors could cause actual future events to differ from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of BLTS’s securities, (ii) the risk that the transaction may not be completed by BLTS’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by BLTS, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the stockholders of BLTS, the satisfaction of the minimum trust account amount following any redemptions by BLTS’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the inability to complete the PIPE investments, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the BCA, (vi) the effect of the announcement or pendency of the transaction on Manscaped’s business relationships, operating results, and business generally, (vii) risks that the transaction disrupts current plans and operations of Manscaped and potential difficulties in Manscaped employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against Manscaped or against ParentCo or BLTS related to the BCA or the transaction, (ix) the ability to maintain the listing of BLTS securities on the Nasdaq Stock Market or New York Stock Exchange, (x) volatility in the price of BLTS’s securities, (xi) changes in competitive and regulated industries in which Manscaped operates, variations in operating performance across competitors, changes in laws and regulations affecting Manscaped’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities, (xiii) the potential inability of Manscaped to increase its production capacity or to achieve efficiencies regarding its production process or other costs, (xiv) the enforceability of Manscaped’s intellectual property, including its patents and trademarks and the potential infringement on the intellectual property rights of others, (xv) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Manscaped operates, and (xvi) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of BLTS’s Quarterly Reports on Form 10-Q, the registration statement that includes a proxy statement/prospectus on Form S-4 that ParentCo and BLTS expect to file with the SEC and other documents filed by ParentCo and BLTS from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Manscaped, ParentCo and BLTS assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Manscaped, BLTS or ParentCo gives any assurance that any of them will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1*	First Amendment to Business Combination Agreement, dated as of January 10, 2022, by and among BLTS, ParentCo, Intermediate Holdco, Merger Sub Corp, Merger Sub LLC and Manscaped.
10.1	First Amendment to Sponsor Support Agreement, dated as of January 10, 2022, by and among BLTS, Sponsor, Manscaped and the Persons set forth on Schedule I of the Sponsor Support Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits, schedules and annexes to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). BLTS agrees to furnish supplementally a copy of any omitted exhibit, schedule or annex to the SEC upon its request; however, the Registrant may request confidential treatment of omitted items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bright Lights Acquisition Corp.

	By:	/s/ Hahn Lee
Date: January 10, 2022		Name:	Hahn Lee
		Title:	Chief Financial Officer

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